UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          July 30, 2008

NEXEN INC.
(Exact Name of Registrant as Specified in Its Charter)
CANADA
(State or Other Jurisdiction of Incorporation)
1-6702	98-6000202
(Commission File Number)	(I.R.S. Employer Identification No.)

801 – 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of Principal Executive Offices)	(Zip Code)

(403) 699-4000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On July 30, 2008, Nexen Inc. issued a press release regarding approval of its Normal Course Issuer Bid by the Toronto Stock Exchange. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01.        Financial Statements and Exhibits.

The following Exhibit is filed as part of this report:

99.1	Press Release of Nexen Inc. dated July 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 1, 2008

NEXEN INC.
By:	/s/ Rick Beingessner
Name: Rick Beingessner Title: Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Nexen Inc, dated July 30, 2008